UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2024

Permex Petroleum Corporation

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41558	98-1384682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Post Oak Blvd, 2 Blvd Place, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(346) 245-8981

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On November 1, 2024, Permex Petroleum Corporation (the “Company”) issued an aggregate of 4,276.39 convertible debenture units (the “Units”) to certain accredited investors, including the Company’s CEO, in a private placement (the “Private Placement”) for an aggregate purchase price of $4,276,389, of which $2,851,601 was paid in cash (“Cash Proceeds”) and approximately $1,424,788 was in consideration of the Company’s repayment of $1,365,000 in principal of existing 10% senior secured convertible debentures (“Previous Debentures”) plus approximately $59,788 in accrued interest on the Previous Debentures. Each Unit consists of one 10% senior secured convertible debenture (a “Debenture”) in the principal amount of US$1,000 and 523 common share purchase warrants (the “Warrants”). Each Warrant is exercisable for a period of five years from the date of issuance for one common share of the Company (a “Share”) at an exercise price of US$1.91.

The Debentures will mature one-year from the date of issuance, or November 1, 2025 (“Maturity Date”). The Debentures bear simple interest at a rate of 10%, payable on the Maturity Date or the date on which all or any portion of the Debenture is repaid. Interest will be paid in cash, except upon the occurrence of a Conversion Event (as defined below) whereby the interest on the Debenture will be converted to Shares based on a conversion price of US$1.91 (the “Conversion Price”), subject to Canadian Securities Exchange approval. The Debentures will rank senior to all other existing and future indebtedness of the Company and are secured by a general security agreement over certain assets of the Company pursuant to the terms of a Security Agreement.

At any time during the term of the Debentures, a holder of Debentures may elect to convert the outstanding principal and any accrued and unpaid interest thereon into Shares at the Conversion Price. The Debentures will automatically convert into Shares at the Conversion Price in the event the Company completes a financing of Shares for aggregate gross proceeds of at least US$7,500,000 (“Conversion Event”).

In connection with the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the holders of Debentures pursuant to which the Company agreed to file with the Securities and Exchange Commission (“SEC”) a registration statement covering the resale of the Shares issuable upon conversion of the Debentures and exercise of the Warrants within 120 days of the Closing Date (the “Filing Date”) and to have such registration statement declared effective by the SEC the earlier of the (i) 30th calendar day after the Filing Date (or in the event of a full review, the 90th day following the Filing Date) and (ii) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be reviewed or will not be subject to further review. In addition, concurrent with the closing of the Private Placement, holders of Previous Debentures agreed to cancel the 401,310 share purchase warrants issued with the Previous Debentures, which warrants had a 5-year term and an exercise price of US$4.08.

The Cash Proceeds of the Private Placement are expected to be used for drilling and development, any future acquisition transactions the Company may engage in, and for general working capital purposes. No finders’ fees were paid in connection with the Private Placement.

The foregoing descriptions of the Debenture, the Warrant, the Security Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Debenture, the Warrant, the Security Agreement and the Registration Rights Agreement which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and are incorporated into this Item 1.01 by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.02 related to the Debentures is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 3.02 related to the Debentures is incorporated herein by reference.

The Units, the Debentures, the Warrants and the Shares issuable upon conversion of the Debentures and/or exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2) and/or Rule 506(b) promulgated thereunder.

Item 8.01 Other Events.

On November 4, 2024, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
4.1*	Form of Debenture
4.2	Form of Warrant
10.1	Form of Security Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release dated November 4, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain personal information in this Exhibit has been redacted pursuant to Item 601(a)(6) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of this Exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permex Petroleum Corporation

November 7, 2024	By:	/s/ Bradley Taillon
Bradley Taillon
Chief Executive Officer

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